                                                                    EXHIBIT 10.2


                          MINDSPEED TECHNOLOGIES, INC.

                            INDEMNIFICATION AGREEMENT


           INDEMNIFICATION AGREEMENT, dated as of June 27, 2003 by and between MINDSPEED TECHNOLOGIES, INC., a Delaware corporation (the "Corporation"), and _______________, a director and/or officer of the Corporation ("Indemnitee").


                                    RECITALS


           WHEREAS, the Corporation desires to attract and retain the services of highly qualified individuals to serve the Corporation and its related entities;

           WHEREAS, the Corporation and Indemnitee recognize that highly competent persons are becoming more reluctant to serve as directors or officers or in other capacities with corporations unless they are provided with reasonable protection through liability insurance or indemnification against risks of claims and actions against them arising out of their service to and activities on behalf of the corporations they serve;

           WHEREAS, the Corporation and Indemnitee further recognize the substantial increase in corporate litigation in general, subjecting directors, officers, employees and agents of corporations to expensive litigation risks at the same time as the availability and coverage of liability insurance has been severely limited and the cost of such insurance has increased significantly;

           WHEREAS, Article III, Section 14 of the Corporation's bylaws as in effect on the date hereof (including the procedures attached as an Appendix thereto) provides for indemnification and advancement of expenses of directors, officers, employees and agents to the maximum extent permitted by Delaware law as in effect on the date hereof;

           WHEREAS, the Board of Directors of the Corporation (the "Board of Directors") has determined that the Corporation should act to assure its directors and officers of such protection in order to enhance their continued and effective service to the Corporation; and

           WHEREAS, in order to induce Indemnitee to provide such services to the Corporation as a director and/or officer, the Corporation desires to enter into this Agreement with Indemnitee providing for indemnification and advancement of expenses as set forth herein;

           NOW, THEREFORE, the Corporation and Indemnitee hereby agree as set forth below.

                                    AGREEMENT


           In consideration of the premises and the covenants contained herein, the Corporation and Indemnitee do hereby covenant and agree as follows:

           1. Definitions. For purposes of this Agreement:

           (a) All references in this Agreement to Article III, Section 14 of the Corporation's bylaws ("Article III, Section 14") and the Procedures for Submission and Determination of Claims for Indemnification Pursuant to Article III, Section 14 of the Bylaws attached as an Appendix to the Corporation's bylaws (the "Procedures") shall refer to such Section and Procedures as in effect on the date hereof, copies of which are attached as Exhibit A hereto, and the terms of which are incorporated by reference into and made a part of this Agreement.

           (b) Capitalized terms used and not otherwise defined in this Agreement shall have the meanings set forth in Article III, Section 14 or the Procedures.

           (c) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

           2. Service by Indemnitee. Indemnitee agrees to begin or continue to serve the Corporation or one or more of its majority-owned subsidiaries as a director, officer, employee or agent. Notwithstanding anything contained herein, this Agreement shall not create a contract of employment between the Corporation and Indemnitee, and the termination of Indemnitee's relationship with the Corporation by either party hereto shall not be restricted by this Agreement.

           3. Indemnification. The Corporation agrees to indemnify Indemnitee for, and save, defend and hold Indemnitee harmless from and against, any expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by Indemnitee as provided in Article III, Section 14 and the Procedures and, to the extent the laws of the State of Delaware may from time to time hereafter be amended to increase the scope of such permitted indemnification, to the fullest extent of such laws.

           4. Non-Exclusivity. The rights of indemnification and to receive advances as provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may at any time be entitled under or by reason of applicable law, any certificate of incorporation or bylaws, any agreement, any vote of stockholders or any resolution of directors or otherwise. To the extent Indemnitee would be prejudiced thereby, no amendment, alteration, rescission or replacement of this Agreement or any provision hereof shall be effective as to Indemnitee with respect to any action taken or omitted by such Indemnitee in Indemnitee's position with the Corporation or any other entity which Indemnitee is or was serving at the request of the Corporation prior to such amendment, alteration, rescission or replacement.

           5. Successors and Assigns. This Agreement shall be binding upon the Corporation and its successors and assigns and shall inure to the benefit of Indemnitee and Indemnitee's spouse, assigns, heirs, devisee, executors, administrators or other legal representatives.

           6. Severability. Should any part, term or condition hereof be declared illegal or unenforceable or in conflict with any law, the validity of the remaining portions or provisions of this Agreement shall not be affected thereby, and the illegal or unenforceable portions of the Agreement shall be and hereby are redrafted to conform with applicable law, while leaving the remaining portions of this Agreement intact.

           7. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

           8. Headings. Section headings are for convenience only and do not control or affect the meaning or interpretation of any terms or provisions of this Agreement.

           9. Modification and Waiver. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by each of the parties hereto. A waiver by any party of any breach or violation of this Agreement shall not be deemed or construed as a waiver of any other or subsequent breach or violation thereof.

           10. No Duplicative Payment. The Corporation shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that Indemnitee has otherwise actually received such payment (net of expenses incurred in collecting such payment) under this Agreement, any insurance policy, contract, agreement or otherwise.

           11. Notices. All notices, requests, demands and other communications provided for by this Agreement shall be in writing (including telecopier or similar writing) and shall be deemed to have been given at the time when mailed in a registered or certified postpaid envelope in any general or branch office of the United States Postal Service, or sent by Federal Express or other similar overnight courier service, addressed to the address of the parties stated below or to such changed address as such party may have fixed by notice or, if given by telecopier, when such telecopy is transmitted and the appropriate answer back is received.

           (a) If to Indemnitee, to the address appearing on the signature page hereof.

           (b) If to the Corporation to:

                      Mindspeed Technologies, Inc.
                      4000 MacArthur Blvd., East Tower
                      Newport Beach, CA 92660
                      Attention: Chief Financial Officer

           12. GOVERNING LAW. THE PARTIES AGREE THAT THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

           13. Entire Agreement. Subject to the provisions of Section 4 hereof, this Agreement constitutes the entire understanding between the parties and supersedes all proposals, commitments, writings, negotiations and understandings, oral and written, and all other communications between the parties relating to the subject matter of this Agreement.

           IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                        MINDSPEED TECHNOLOGIES, INC.


        Date:                           By
              -----------                  -------------------------------------
                                           Name:
                                           Title:


                                        INDEMNITEE:


        Date:
              -----------               ----------------------------------------
                                        Name:
                                        Title:
                                        Address:

                                                                       EXHIBIT A

                                   ARTICLE III

                                     OF THE

                     BYLAWS OF MINDSPEED TECHNOLOGIES, INC.

                                    * * * * *

           SECTION 14. INDEMNIFICATION. (A) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation or any of its majority-owned subsidiaries or is or was serving at the request of the Corporation as a director, officer, employee or agent (except in each of the foregoing situations to the extent any agreement, arrangement or understanding of agency contains provisions that supersede or abrogate indemnification under this section) of another corporation or of any partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

           (B) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation or any of its majority-owned subsidiaries, or is or was serving at the request of the Corporation as a director, officer, employee or agent (except in each of the foregoing situations to the extent any agreement, arrangement or understanding of agency contains provisions that supersede or abrogate indemnification under this section) of another corporation or of any partnership, joint venture, trust, employee benefit plan or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery of Delaware or such other court shall deem proper.

           (C) To the extent that a director, officer, employee or agent of the Corporation or any of its majority-owned subsidiaries has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (A) and (B), or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by or on behalf of such person in connection therewith. If any such person is not wholly successful in any such action, suit or proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters therein, the Corporation shall indemnify such person against all expenses (including attorneys' fees) actually and reasonably incurred by or on behalf of such person in connection with each claim, issue or matter that is successfully resolved. For purposes of this subsection and without limitation, the termination of any claim, issue or matter by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter.

           (D) Notwithstanding any other provision of this section, to the extent any person is a witness in, but not a party to, any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation or any of its majority-owned subsidiaries, or is or was serving at the request of the Corporation as a director, officer, employee or agent (except in each of the foregoing situations to the extent any agreement, arrangement or understanding of agency contains provisions that supersede or abrogate indemnification under this section) of another corporation or of any partnership, joint venture, trust, employee benefit plan or other enterprise, such person shall be indemnified against all expenses (including attorneys' fees) actually and reasonably incurred by or on behalf of such person in connection therewith.

           (E) Indemnification under subsections (A) and (B) shall be made only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because such person has met the applicable standard of conduct set forth in subsections
(A) and (B). Such determination shall be made (1) if a Change of Control (as hereinafter defined) shall not have occurred, (a) with respect to a person who is a present or former director or officer of the Corporation, (i) by the Board of Directors by a majority vote of the Disinterested

Directors (as hereinafter defined), even though less than a quorum, or (ii) if there are no Disinterested Directors or, even if there are Disinterested Directors, a majority of such Disinterested Directors so directs, by (x) Independent Counsel (as hereinafter defined) in a written opinion to the Board of Directors, a copy of which shall be delivered to the claimant, or (y) the shareholders of the Corporation; or (b) with respect to a person who is not a present or former director or officer of the Corporation, by the chief executive officer of the Corporation or by such other officer of the Corporation as shall be designated from time to time by the Board of Directors; or (2) if a Change of Control shall have occurred, by Independent Counsel selected by the claimant in a written opinion to the Board of Directors, a copy of which shall be delivered to the claimant, unless the claimant shall request that such determination be made by or at the direction of the Board of Directors (in the case of a claimant who is a present or former director or officer of the Corporation) or by an officer of the Corporation authorized to make such determination (in the case of a claimant who is not a present or former director or officer of the Corporation), in which case it shall be made in accordance with clause (1) of this sentence. Any claimant shall be entitled to be indemnified against the expenses (including attorneys' fees) actually and reasonably incurred by such claimant in cooperating with the person or entity making the determination of entitlement to indemnification (irrespective of the determination as to the claimant's entitlement to indemnification) and, to the extent successful, in connection with any litigation or arbitration with respect to such claim or the enforcement thereof.

           (F) If a Change of Control shall not have occurred, or if a Change of Control shall have occurred and a director, officer, employee or agent requests pursuant to clause (2) of the second sentence in subsection (E) that the determination as to whether the claimant is entitled to indemnification be made by or at the direction of the Board of Directors (in the case of a claimant who is a present or former director or officer of the Corporation) or by an officer of the Corporation authorized to make such determination (in the case of a claimant who is not a present or former director or officer of the Corporation), the claimant shall be conclusively presumed to have been determined pursuant to subsection (E) to be entitled to indemnification if (1) in the case of a claimant who is a present or former director or officer of the Corporation,
(a)(i) within fifteen days after the next regularly scheduled meeting of the Board of Directors following receipt by the Corporation of the request therefor, the Board of Directors shall not have resolved by majority vote of the Disinterested Directors to submit such determination to (x) Independent Counsel for its determination or (y) the shareholders for their determination at the next annual meeting, or any special meeting that may be held earlier, after such receipt, and (ii) within sixty days after receipt by the Corporation of the request therefor (or within ninety days after such receipt if the Board of Directors in good faith determines that additional time is required by it for the determination and, prior to expiration of such sixty-day period, notifies the claimant thereof), the Board of Directors shall not have made the determination by a majority vote of the Disinterested Directors, or (b) after a resolution of the Board of Directors, timely made pursuant to clause (a)(i)(y) above, to submit the determination to the shareholders, the shareholders meeting at which the determination is to be made shall not have been held on or before the date prescribed (or on or before a later date, not to exceed sixty days beyond the original date, to which such meeting may have been postponed or adjourned on good cause by the Board of Directors acting in good faith), or (2) in the case of a claimant who is not a present or former director or officer of the Corporation, within sixty days after receipt by the Corporation of the request therefor (or within ninety days after such receipt if an officer of the Corporation authorized to make such determination in good faith determines that additional time is required for the determination and, prior to expiration of such sixty-day period, notifies the claimant thereof), an officer of the Corporation authorized to make such determination shall not have made the determination; provided, however, that this sentence shall not apply if the claimant has misstated or failed to state a material fact in connection with his or her request for indemnification. Such presumed determination that a claimant is entitled to indemnification shall be deemed to have been made (I) at the end of the sixty-day or ninety-day period (as the case may be) referred to in clause (1)(a)(ii) or (2) of the immediately preceding sentence or (II) if the Board of Directors has resolved on a timely basis to submit the determination to the shareholders, on the last date within the period prescribed by law for holding such shareholders meeting (or a postponement or adjournment thereof as permitted above).

           (G) Expenses (including attorneys' fees) incurred in defending a civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding to a present or former director or officer of the Corporation, promptly after receipt of a request therefor stating in reasonable detail the expenses incurred, and to a person who is not a present or former director or officer of the Corporation as authorized by the chief executive officer of the Corporation or such other officer of the Corporation as shall be designated from time to time by the Board of Directors; provided that in each case the Corporation shall have received an undertaking by or on behalf of the present or former director, officer, employee or agent to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this section.

           (H) The Board of Directors shall establish reasonable procedures for the submission of claims for indemnification pursuant to this section, determination of the entitlement of any person thereto and review of any such determination. Such procedures shall be set forth in an appendix to these bylaws and shall be deemed for all purposes to be a part hereof.

           (I) For purposes of this section,

                      (1) "Change of Control" means any of the following occurring at any time after the distribution of the shares of capital stock of the Corporation to the holders of capital stock of Conexant Systems, Inc. (the "Distribution"):

                      (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of common stock of the Corporation (the "Outstanding Corporation Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Securities"); provided, however, that for purposes of this subparagraph (a), the following acquisitions shall not constitute a Change of Control: (v) any acquisition directly from the Corporation, (w) any acquisition by the Corporation, (x) any acquisition by Conexant Systems, Inc., (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation, Conexant Systems, Inc. or any corporation controlled by the Corporation or Conexant Systems, Inc. or (z) any acquisition pursuant to a transaction which complies with clauses
(i), (ii) and (iii) of subsection (c) of this Paragraph 14(I)(1); or

                      (b) Individuals who, as of the date of the Distribution, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual becoming a director subsequent to that date whose election, or nomination for election by the Corporation's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors; or

                      (c) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Corporation or the acquisition of assets of another entity (a "Corporate Transaction"), in each case, unless, following such Corporate Transaction, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such Corporate Transaction beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Corporation or all or substantially all of the Corporation's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be, (ii) no Person (excluding Conexant Systems, Inc., any employee benefit plan (or related trust) of the Corporation, of Conexant Systems, Inc. or of such corporation resulting from such Corporate Transaction) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Corporate Transaction and
(iii) at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board of Directors, providing for such Corporate Transaction; or

                      (d) Approval by the Corporation's shareholders of a complete liquidation or dissolution of the Corporation.

                      (2) "Disinterested Director" means a director of the Corporation who is not and was not a party to an action, suit or proceeding in respect of which indemnification is sought by a director, officer, employee or agent.

                      (3) "Independent Counsel" means a law firm, or a member of a law firm, that (i) is experienced in matters of corporation law; (ii) neither presently is, nor in the past five years has been, retained to represent the Corporation, the director, officer, employee or agent claiming indemnification or any other party to the action, suit or proceeding giving rise to a claim for indemnification under this section, in any matter material to the Corporation, the claimant or any such other party; and (iii) would not, under applicable standards of professional conduct then prevailing, have a conflict of interest in representing either the Corporation or such director, officer, employee or agent in an action to determine the Corporation's or such person's rights under this section.

           (J) The indemnification and advancement of expenses herein provided, or granted pursuant hereto, shall not be deemed exclusive of any other rights to which any of those indemnified or eligible for advancement of expenses may be entitled under any agreement, vote of shareholders or Disinterested Directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person. Notwithstanding any amendment, alteration or repeal of this section or any of its provisions, or of any of the procedures established by the Board of Directors pursuant to subsection (H) hereof, any person who is or was a director, officer, employee or agent of the Corporation or any of its majority-owned subsidiaries or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of any partnership, joint venture, employee benefit plan or other enterprise shall be entitled to indemnification in accordance with the provisions hereof and thereof with respect to any action taken or omitted prior to such amendment, alteration or repeal except to the extent otherwise required by law.

           (K) No indemnification shall be payable pursuant to this section with respect to any action against the Corporation commenced by an officer, director, employee or agent unless the Board of Directors shall have authorized the commencement thereof or unless and to the extent that this section or the procedures established pursuant to subsection (H) shall specifically provide for indemnification of expenses relating to the enforcement of rights under this section and such procedures.

                                    * * * * *

                                    APPENDIX

                          PROCEDURES FOR SUBMISSION AND
                   DETERMINATION OF CLAIMS FOR INDEMNIFICATION
               PURSUANT TO ARTICLE III, SECTION 14 OF THE BYLAWS.

           SECTION 1. PURPOSE. The Procedures for Submission and Determination of Claims for Indemnification Pursuant to Article III, Section 14 of the bylaws (the "Procedures") are to implement the provisions of Article III, Section 14 of the bylaws of the Corporation (the "bylaws") in compliance with the requirement of subsection (H) thereof.

           SECTION 2. DEFINITIONS. For purposes of these Procedures:

           (A) All terms that are defined in Article III, Section 14 of the bylaws shall have the meanings ascribed to them therein when used in these Procedures unless otherwise defined herein.

           (B) "Expenses" include all reasonable attorneys' fees, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, or being or preparing to be a witness in, a Proceeding; and shall also include such retainers as counsel may reasonably require in advance of undertaking the representation of an Indemnitee in a Proceeding.

           (C) "Indemnitee" includes any person who was or is, or is threatened to be made, a witness in or a party to any Proceeding by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation or any of its majority-owned subsidiaries or is or was serving at the request of the Corporation as a director, officer, employee or agent (except in each of the foregoing situations to the extent any agreement, arrangement or understanding of agency contains provisions that supersede or abrogate indemnification under
Article III, Section 14 of the bylaws) of another corporation or of any partnership, joint venture, trust, employee benefit plan or other enterprise.

           (D) "Proceeding" includes any action, suit, arbitration, alternative dispute resolution mechanism, investigation, administrative hearing or any other proceeding, whether civil, criminal, administrative or investigative, except one initiated by an Indemnitee unless the Board of Directors shall have authorized the commencement thereof.

           SECTION 3. SUBMISSION AND DETERMINATION OF CLAIMS.

           (A) To obtain indemnification or advancement of Expenses under
Article III, Section 14 of the bylaws, an Indemnitee shall submit to the Secretary of the Corporation a written request therefor, including therein or therewith such documentation and information as is reasonably available to the Indemnitee and is reasonably necessary to permit a determination as to whether and what extent the Indemnitee is entitled to indemnification or advancement of Expenses, as the case may be. The Secretary shall, promptly upon receipt of a request for indemnification, advise the Board of Directors (if the Indemnitee is a present or former director or officer of the Corporation) or the officer of the Corporation authorized to make the determination as to whether an Indemnitee is entitled to indemnification (if the Indemnitee is not a present or former director or officer of the Corporation) thereof in writing if a determination in accordance with Article III, Section 14(E) of the bylaws is required.

           (B) Upon written request by an Indemnitee for indemnification pursuant to Section 3(A) hereof, a determination with respect to the Indemnitee's entitlement thereto in the specific case, if required by the bylaws, shall be made in accordance with Article III, Section 14(E) of the bylaws, and, if it is so determined that the Indemnitee is entitled to indemnification, payment to the Indemnitee shall be made within ten days after such determination. The Indemnitee shall cooperate with the person, persons or entity making such determination, with respect to the Indemnitee's entitlement to indemnification, including providing to such person, persons or entity upon reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to the Indemnitee and reasonably necessary to such determination.

           (C) If entitlement to indemnification is to be made by Independent Counsel pursuant to Article III, Section 14(E) of the bylaws, the Independent Counsel shall be selected as provided in this Section 3(C). If a Change of Control shall not have occurred, the Independent Counsel shall be selected by the Board of Directors, and the Corporation shall give written notice to the Indemnitee advising the Indemnitee of the identity of the Independent Counsel so selected. If a Change of Control shall have occurred, the Independent Counsel shall be selected by the Indemnitee (unless the Indemnitee shall request that such selection be made by the Board of Directors, in which event the immediately preceding sentence shall apply), and the Indemnitee shall give written notice to the Corporation advising it of the identity of the Independent Counsel so selected. In either event, the Indemnitee or the Corporation, as the case may be, may, within seven days after such written notice of selection shall have been given, deliver to the Corporation or to the Indemnitee, as the case may be, a written objection to such selection. Such objection may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of "Independent Counsel" as defined



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

in Article III, Section 14 of the bylaws, and the objection shall set forth with particularity the factual basis of such assertion. If such written objection is made, the Independent Counsel so selected may not serve as Independent Counsel unless and until a court has determined that such objection is without merit. If, within twenty days after the next regularly scheduled Board of Directors meeting following submission by the Indemnitee of a written request for indemnification pursuant to Section 3(A) hereof, no Independent Counsel shall have been selected and not objected to, either the Corporation or the Indemnitee may petition the Court of Chancery of the State of Delaware or other court of competent jurisdiction for resolution of any objection which shall have been made by the Corporation or the Indemnitee to the other's selection of Independent Counsel and/or for the appointment as Independent Counsel of a person selected by the Court or by such other person as the Court shall designate, and the person with respect to whom an objection is favorably resolved or the person so appointed shall act as Independent Counsel under
Article III, Section 14(E) of the bylaws. The Corporation shall pay any and all reasonable fees and expenses (including without limitation any advance retainers reasonably required by counsel) of Independent Counsel incurred by such Independent Counsel in connection with acting pursuant to Article III, Section 14(E) of the bylaws, and the Corporation shall pay all reasonable fees and expenses (including without limitation any advance retainers reasonably required by counsel) incident to the procedures of Article III, Section 14(E) of the bylaws and this Section 3(C), regardless of the manner in which Independent Counsel was selected or appointed. Upon the delivery of its opinion pursuant to
Article III, Section 14 of the bylaws or, if earlier, the due commencement of any judicial proceeding or arbitration pursuant to Section 4(A)(3) of these Procedures, Independent Counsel shall be discharged and relieved of any further responsibility in such capacity (subject to the applicable standards of professional conduct then prevailing).

           (D) If a Change of Control shall have occurred, in making a determination with respect to entitlement to indemnification under the bylaws, the person, persons or entity making such determination shall presume that an Indemnitee is entitled to indemnification under the bylaws if the Indemnitee has submitted a request for indemnification in accordance with Section 3(A) hereof, and the Corporation shall have the burden of proof to overcome that presumption in connection with the making by any person, persons or entity of any determination contrary to that presumption.

           SECTION 4. REVIEW AND ENFORCEMENT OF DETERMINATION.

           (A) In the event that (1) advancement of Expenses is not timely made pursuant to Article III, Section 14(G) of the bylaws, (2) payment of indemnification is not made pursuant to Article III, Section 14(C) or (D) of the bylaws within ten days after receipt by the Corporation of written request therefor, (3) a determination is made pursuant to Article III, Section 14(E) of the bylaws that an Indemnitee is not entitled to



                                      A-10
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indemnification under the bylaws, (4) the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Article III,
Section 14(E) of the bylaws and such determination shall not have been made and delivered in a written opinion within ninety days after receipt by the Corporation of the written request for indemnification, or (5) payment of indemnification is not made within ten days after a determination has been made pursuant to Article III, Section 14(E) of the bylaws that an Indemnitee is entitled to indemnification or within ten days after such determination is deemed to have been made pursuant to Article III, Section 14(F) of the bylaws, the Indemnitee shall be entitled to an adjudication in an appropriate court of the State of Delaware, or in any other court of competent jurisdiction, of the Indemnitee's entitlement to such indemnification or advancement of Expenses. Alternatively, the Indemnitee, at his or her option, may seek an award in arbitration to be conducted by a single arbitrator pursuant to the rules of the American Arbitration Association. The Indemnitee shall commence such proceeding seeking an adjudication or an award in arbitration within one year following the date on which the Indemnitee first has the right to commence such proceeding pursuant to this Section 4(A). The Corporation shall not oppose the Indemnitee's right to seek any such adjudication or award in arbitration.

           (B) In the event that a determination shall have been made pursuant to Article III, Section 14(E) of the bylaws that an Indemnitee is not entitled to indemnification, any judicial proceeding or arbitration commenced pursuant to this Section 4 shall be conducted in all respects as a de novo trial, or arbitration, on the merits and the Indemnitee shall not be prejudiced by reason of that adverse determination. If a Change of Control shall have occurred, the Corporation shall have the burden of proving in any judicial proceeding or arbitration commenced pursuant to this Section 4 that the Indemnitee is not entitled to indemnification or advancement of Expenses, as the case may be.

           (C) If a determination shall have been made or deemed to have been made pursuant to Article III, Section 14(E) or (F) of the bylaws that an Indemnitee is entitled to indemnification, the Corporation shall be bound by such determination in any judicial proceeding or arbitration commenced pursuant to this Section 4, absent (1) a misstatement or omission of a material fact in connection with the Indemnitee's request for indemnification, or (2) a prohibition of such indemnification under applicable law.

           (D) The Corporation shall be precluded from asserting in any judicial proceeding or arbitration commenced pursuant to this Section 4 that the procedures and presumptions of these Procedures are not valid, binding and enforceable, and shall stipulate in any such judicial proceeding or arbitration that the Corporation is bound by all the provisions of these Procedures.

           (E) In the event that an Indemnitee, pursuant to this Section 4, seeks to enforce the Indemnitee's rights under, or to recover damages for breach of, Article III, Section 14 of the bylaws or these Procedures in a judicial proceeding or arbitration, the Indemnitee shall be entitled to recover from the Corporation, and shall be indemnified by the Corporation against, any and all expenses (of the types described in the definition of Expenses in Section 2 of these Procedures) actually and reasonably incurred in such judicial proceeding or arbitration, but only if the Indemnitee prevails therein. If it shall be determined in such judicial proceeding or arbitration that the Indemnitee is entitled to receive part but not all of the indemnification or advancement of Expenses sought, the expenses incurred by the Indemnitee in connection with such judicial proceeding or arbitration shall be appropriately prorated.

           SECTION 5. AMENDMENTS. These Procedures may be amended at any time and from time to time in the same manner as any bylaw of the Corporation in accordance with the Certificate of Incorporation; provided, however, that notwithstanding any amendment, alteration or repeal of these Procedures or any provision hereof, any Indemnitee shall be entitled to utilize these Procedures with respect to any claim for indemnification arising out of any action taken or omitted prior to such amendment, alteration or repeal except to the extent otherwise required by law.



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